UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2020

Lilis Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Suite 400 Fort Worth, TX 76102 (Address of principal executive office, including zip code)

(817) 720-9585
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: None.

* On June 29, 2020, the issuer’s common stock was suspended from trading on the NYSE American. Effective June 30, 2020, trades in the issuer’s common stock began to be quoted on the OTC Pink Marketplace under the symbol “LLEXQ”. On July 7, 2020, the NYSE American filed a Form 25 with the Securities to strike its listing of the issuer’s common stock.

Item 1.01	Entry Into Material Definitive Agreement.

As previously disclosed, on June 28, 2020, Lilis Energy, Inc., a Nevada corporation (the “Company”), and its consolidated subsidiaries Brushy Resources, Inc., ImPetro Operating LLC, ImPetro Resources, LLC, Lilis Operating Company, LLC and Hurricane Resources LLC (collectively, the “Filing Subsidiaries”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) commencing cases for relief under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”).  In connection with the Chapter 11 Cases, on June 30, 2020, the Company entered into that certain Senior Secured Super-Priority Debtor-in-Possession Credit Agreement (as amended on August 17, 2020, August 21, 2020, and August 28, 2020, the “DIP Credit Agreement”) with the Filing Subsidiaries, as guarantors, BMO Harris Bank N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto (the “Lenders”).

On September 8, 2020, the Company, the Filing Subsidiaries, the Administrative Agent and the Lenders entered into a Fourth Amendment (the “Fourth Amendment”) to the DIP Credit Agreement. The Fourth Amendment, among other things, amends the covenant therein with respect to the satisfaction of certain milestones during the course of the Chapter 11 Cases, by extending the dates by which an order confirming an Approved Plan of Reorganization (as defined in the DIP Credit Agreement) must have been obtained from the Bankruptcy Court and an Approved Plan of Reorganization must have become effective.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Fourth Amendment to Senior Secured Super-Priority Debtor-in-Possession Credit Agreement dated as of September 8, 2020, among Lilis Energy Inc., the guarantors party thereto, BMO Harris Bank N.A., as administrative agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lilis Energy, Inc.

Date: September 8, 2020

By: /s/ Joseph C. Daches

Joseph C. Daches

Chief Executive Officer, President, and Chief Financial Officer

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